Exhibit 10.9
EXECUTION VERSION

EXTENSION AGREEMENT

SUNTRUST BANK BANK OF AMERICA, N.A. DNB CAPITAL, LLC	FIFTH THIRD BANK WESTERN ALLIANCE BANCORPORATION CHANG HWA COMMERCIAL BANK, LTD, NEW YORK BRANCH

September 20, 2018
Encore Capital Group, Inc.
3111 Camino Del Rio North
Suite 103
San Diego, California 92108
Attention:    Chief Financial Officer
Re: Extension Agreement
Ladies and Gentlemen:
Reference is hereby made to that certain Third Amended and Restated Credit Agreement, dated as of December 20, 2016 (as amended by that certain Incremental Term Loan and Extension Agreement, dated as of March 2, 2017, that certain Incremental Facility Agreement, dated as of March 29, 2017, that certain Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of June 13, 2017, that certain Amendment No. 2 to Third Amended and Restated Credit Agreement, dated as of June 29, 2017, that certain Incremental Facility Agreement, dated as of August 15, 2017, that certain Incremental Facility Agreement, dated as of September 26, 2017, that certain Incremental Facility Agreement, dated as of January 22, 2018, that certain Incremental Facility Agreement, dated as of March 21, 2018 and that certain Extension Agreement, dated May 29, 2018, and as may be further amended, restated, modified, supplemented, extended or replaced from time to time, the “Credit Agreement”), by and among Encore Capital Group, Inc. (“Borrower”), the several banks and other financial institutions and lenders from time to time party thereto (the “Lenders”), and SunTrust Bank, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent, issuing bank and swingline lender. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement. This Extension Agreement (this “Agreement”) (i) is an amendment to the Credit Agreement for purposes of effecting an Extension, and the Credit Agreement is hereby amended in accordance with the terms and conditions herein and (ii) shall be deemed to be a “Loan Document” under the Credit Agreement.
At the request of the Borrower, each of (i) SunTrust Bank, (ii) Bank of America, N.A., (iii) DNB Capital, LLC, (iv) Fifth Third Bank, (v) Western Alliance Bancorporation and (vi) Chang Hwa Commercial Bank, Ltd., New York Branch (each, an “Extending Lender” and collectively, the “Extending Lenders”) hereby agrees to extend the termination date of 100% of the Revolving Commitments having a 2019 Revolving Commitment Termination Date held by the Extending Lenders on the date hereof (the “Extended Revolving Commitments”) to the Revolving Commitment Termination Date. As of the date hereof, after giving effect to the extension of the termination date of the Extended Revolving Commitments by the Extending Lenders (the

LEGAL02/38380859v7

“Extension”), the aggregate principal amount of each Extending Lender’s Revolving Commitment is as set forth on Annex I.
Upon the date of (i) the execution of a counterpart of this Agreement by the Extending Lenders, the Administrative Agent, the Borrower and each Guarantor, (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile or other form of electronic transmission permitted under the Credit Agreement) hereof, (iii) payment of any extension fee to the Extending Lenders as may be agreed between Borrower and Extending Lenders, and (iv) the satisfaction (or waiver in writing) of any other conditions precedent set forth in Section 5 of Annex II hereto (such date, the “Agreement Effective Date”) the extension of the termination date of the Extended Revolving Commitments contemplated hereby shall become effective. As of the Agreement Effective Date, and after giving effect to the transactions contemplated by this Agreement, the aggregate outstanding principal amount of the Revolving Commitments held by each of the Lenders are set forth on Annex III.
Each of the Borrower and each Guarantor acknowledges, confirms and agrees that (i) it shall be liable for all Obligations with respect to the Extended Revolving Commitments that are extended hereunder, (ii) all such Obligations (including the Extended Revolving Commitments) shall constitute (and be included in the definition of) “Secured Obligations” under the Credit Agreement and be entitled to the benefits of the respective Collateral Documents and the Guaranty Agreement as, and to the extent, provided in the Credit Agreement and in such other Loan Documents, (iii) all of their respective Obligations, including their payment, performance and observance obligations and liabilities (whether contingent or otherwise) are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (iv) the pledge and security interest in the Collateral granted by each such Person pursuant to the Collateral Documents to which it is a party continues in full force and effect to secure the Obligations. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (x) no Default or Event of Default occurred and was continuing at the time the offering document in respect of the Extension Offer contemplated hereby was delivered to the applicable Lenders or (y) no Default or Event of Default shall have occurred and be continuing after giving effect to the Extension contemplated hereby.
Each of the parties hereto acknowledges and agrees that, except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect and all references in any Loan Document to the “Credit Agreement” shall henceforth refer to the Credit Agreement as amended hereby. Each of the parties hereto further acknowledges and agrees that the amendments set forth in this Agreement shall be deemed to have prospective application only. Nothing herein or in any of the transactions contemplated hereby (including, without limitation, the Extension contemplated hereby) is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations of the Borrower under the Credit Agreement or the other Loan Documents or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.
The Borrower may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to each of the Extending Lenders and one copy to the Administrative Agent before the close of business on September 20, 2018. If the Borrower does not so accept this Agreement by such time, the obligations of the Extension contemplated by this Agreement shall be deemed canceled and of no force or effect.

2
LEGAL02/38380859v7

After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Loan Documents pursuant to Section 10.2 of the Credit Agreement.
THIS AGREEMENT AND THE OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT, IN ANY EVENT, GIVING EFFECT TO SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
[Signature Pages Follow]

3
LEGAL02/38380859v7

Very truly yours,

SUNTRUST BANK
By: /s/ Doug Kennedy
Name: Doug Kennedy
Title: Director

BANK OF AMERICA, N.A.
By: /s/ Gordon Wiens
Name: Gordon Wiens
Title: Senior Vice President, Commercial Credit Manager

DNB CAPITAL, LLC
By: /s/ Philip F. Kurpiewski
Name: Philip F. Kurpiewski
Title: Senior Vice President
By: /s/ Thomas Tangen
Name: Thomas Tangen
Title: Senior Vice President
Head of Healthcare

FIFTH THIRD BANK

By: /s/ Peter Samboul
Name: Peter Samboul
Title: Director

Signature Page to
Extension Agreement (September 2018)

WESTERN ALLIANCE BANCORPORATION

By: /s/ Melanie Birk
Name: Melanie Birk
Title: Vice President

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH,

By: /s/ Jerry C.S. Liu
Name: Jerry C.S. Liu
Title: VP & GM

Signature Page to
Extension Agreement (September 2018)

Agreed and Accepted as of the date first written above:

SUNTRUST BANK, as Administrative Agent,
Issuing Bank and Swingline Lender
By: /s/ Doug Kennedy
Name: Doug Kennedy
Title: Director

Signature Page to
Extension Agreement (September 2018)

Agreed and Accepted as of the date first written above:
ENCORE CAPITAL GROUP, INC.
By: /s/ Jonathan Clark
Name: Jonathan Clark
Title: Executive Vice President, CFO and Treasurer

Signature Page to
Extension Agreement (September 2018)

Each Guarantor acknowledges and agrees to each the foregoing provisions of this Extension Agreement and the Obligations incurred related thereto.

MIDLAND CREDIT MANAGEMENT, INC.
MIDLAND FUNDING LLC
MIDLAND PORTFOLIO SERVICES, INC.
MIDLAND FUNDING NCC-2 CORPORATION
MIDLAND INTERNATIONAL LLC
MRC RECEIVABLES CORPORATION
ASSET ACCEPTANCE CAPITAL CORP.
ASSET ACCEPTANCE, LLC
ATLANTIC CREDIT & FINANCE, INC.

By: /s/ Jonathan Clark
Name: Jonathan Clark
Title: Treasurer

MIDLAND INDIA LLC

By: /s/ Ashish Masih
Name: Ashish Masih
Title: President

ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT, LLC
ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT III, LLC

By: /s/ Greg Call
Name: Greg Call
Title: Secretary

Signature Page to
Extension Agreement (September 2018)

ANNEX I

EXTENDED REVOLVING COMMITMENT

Lender	Revolving Commitment Amount as of the Agreement Effective Date
SunTrust Bank	$15,279,017.86
Bank of America, N.A.	$20,000,000.00
DNB Capital, LLC	$20,000,000.00
Fifth Third Bank	$17,760,782.10
Western Alliance Bancorporation	$15,000,000.00
Chang Hwa Commercial Bank, Ltd., New York Branch	$19,345,238.10

Annex I
LEGAL02/38380859v7

ANNEX II
TERMS AND CONDITIONS FOR
EXTENSION AGREEMENT
1. Name of Borrower: Encore Capital Group, Inc., a Delaware corporation.
2. Date upon which the Extension is to become effective:    September 20, 2018.
3. Date upon which the Extended Revolving Commitments of the Extending Lenders Terminates: the Revolving Commitment Termination Date.
4. Applicable Margin: Identical to the “Applicable Margin” as defined in the Credit Agreement.
5. Other Conditions Precedent:    No Default or Event of Default shall have occurred and be continuing at the time the offering document in respect of the Extension Offer contemplated hereby is delivered to the Lenders or after giving effect to such Extension.

Annex II
LEGAL02/38380859v7

ANNEX III

REVOLVING COMMITMENT AMOUNTS OF NEW LENDER, INCREMENTAL
LENDERS, EXTENDING LENDERS AND NON-EXTENDING LENDERS

Extending Lenders (Including any New Lender joining or Incremental Revolving Commitments made effective after the Closing Date):

Lender	2021 Revolving Commitment Amount as of the Agreement Effective Date
SunTrust Bank	$98,557,637.59
Bank of America	$103,278,619.73
ING Capital	$67,323,730.07
Credit Suisse AG Cayman Island	$50,000,000.00
MUFG Union Bank, N.A. (formerly known as UNION BANK, N.A.)	$45,402,951.16
Citibank NA	$43,749,999.98
Morgan Stanley Bank NA	$40,625,000.00
California Bank and Trust	$32,380,952.00
Flagstar Bank	$5,000,000.00
CIBC BANK USA (formerly PrivateBank and Trust Co.)	$25,000,000.00
UBS AG	$20,000,000.00
Bank Leumi	$10,767,857.14
CTBC Bank Corp	$10,000,000.00
Opus Bank	$10,000,000.00
Cathay Bank	$13,164,285.70
Fifth Third Bank	$68,830,972.58
Umpqua Bank	$41,041,666.67
Woodforest National Bank	$20,000,000.00
Regions Bank	$25,000,000.00
DNB Capital, LLC	$20,000,000.00
Western Alliance Bancorporation	$15,000,000.00
Chang Hwa Commercial Bank, Ltd., New York Branch	$19,345,238.10
TOTAL (New, Incremental and Extending)	$784,468,910.72

Annex III
LEGAL02/38380859v7

Non-Extending Lenders:

Lender	Revolving Commitment Amount as of the Agreement Effective Date
2019 Lenders
Citizens Bank, NA	$914,760.02
Raymond James Bank, N.A.	$522,720.01
Barclays Bank PLC	$522,720.01
Manufacturers Bank	$8,214,285.7
Total 2019 Lenders	$10,174,485.74

Annex III
LEGAL02/38380859v7